UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2025 (October 10, 2025)

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway #6434

Albany NY 12207

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIUF	OTC Market Group, Inc,

Class A Ordinary Share, par value $0.0001 per share	HAIAF	OTC Market Group, Inc,

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIWF	OTC Market Group, Inc,

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K filed on October 14, 2025, by Healthcare AI Acquisition Corp. (the “Company”), is being filed to correct a scrivener error.

5.07 Submission of Matters to a Vote of Security Holders.

In connection with reporting the results of a shareholder meeting, the shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution (“Extension Amendment Proposal”), giving the Company the right to extend the date by which it has to complete a business combination from October 14, 2025 on a month-to-month basis until October 14, 2026 by depositing into the trust account $0.10 per non-redeemed public share for each monthly extension deposited into the Company’s trust account.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: October 29, 2025	By:	/s/ Jiande Chen
	Name:	Jiande Chen
	Title:	Chief Executive Officer

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